EVENTS SINCE THE BALANCE SHEET DATE	12 Months Ended
Dec. 31, 2021
Event After Reporting Period [Abstract]
EVENTS SINCE THE BALANCE SHEET DATE
NOTE 53: EVENTS SINCE THE BALANCE SHEET DATE
Acquisition of Embark Group (Embark)
On 31 January 2022, Scottish Widows Group Limited, a subsidiary of the Group, acquired 100 per cent of the ordinary share capital of Embark Group Limited, which together with its subsidiaries operates an investment and retirement platform business, for cash consideration of £377 million. The acquisition will enable the Group to re-platform its pensions and retirement proposition.
Following completion, Embark Group Limited issued 6,457 shares (0.5 per cent of total share capital) to an employee of Embark Group Limited for consideration of £2 million. The Group will consolidate Embark from 31 January 2022. The employee is expected to retain a 0.5 per cent non-controlling interest in Embark Group Limited for a period of at least two years.
Because of the limited time available between the acquisition and the approval of these financial statements, the Group is still in the process of establishing the fair value of assets and liabilities acquired and the associated identifiable intangible assets and goodwill. At 31 December 2021, Embark had net assets of £55 million including cash at bank of £43 million, intangible assets and goodwill of £29 million and trade and other receivables of £3 million. Acquisition-related costs of £10 million have been included in operating expenses for the year ended 31 December 2021.
Share buyback
The Board has announced its intention to implement an ordinary share buyback of up to £2.0 billion. This represents the return to shareholders of capital surplus to that required to provide capacity to grow the business, meet current and future regulatory requirements and cover uncertainties. The share buyback programme will commence as soon as is practicable and is expected to be completed, subject to continued authority from the PRA, by 31 December 2022.